UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 7, 2020
Date of Report (date of earliest event reported)

Phillips 66
(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard
Houston, Texas 77042
(Address of Principal Executive Offices and Zip Code)

(281) 293-6600
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 7, 2020, Phillips 66, a Delaware corporation (“Phillips 66”), entered into a Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated April 7, 2020 (the “Terms Agreement”), among Phillips 66, Phillips 66 Company, a Delaware corporation and wholly owned subsidiary of Phillips 66 (“Phillips 66 Company”), and the several Underwriters named in Schedule A to the Terms Agreement, relating to the underwritten public offering by Phillips 66 of $500,000,000 aggregate principal amount of its 3.700% Senior Notes due 2023 (the “2023 Notes”) and $500,000,000 aggregate principal amount of its 3.850% Senior Notes due 2025 (the “2025 Notes” and, together with the 2023 Notes, the “Notes”), in each case fully and unconditionally guaranteed by Phillips 66 Company, to be issued pursuant to the Indenture, dated as of April 9, 2020 (the “Indenture”), among Phillips 66, as issuer, Phillips 66 Company, as guarantor, and U.S. Bank National Association, as trustee. The Indenture and the terms of the Notes are further described under “Description of Notes” in the prospectus supplement of Phillips 66 and Phillips 66 Company dated April 7, 2020, together with the related prospectus dated July 26, 2019, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on April 8, 2020, which descriptions are incorporated herein by reference.
A copy of the Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), the Indenture and the forms of the terms of Notes of each series have been filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this report and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.		Description
1.1	–
Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated April 7, 2020, among Phillips 66, Phillips 66 Company and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	–
Indenture, dated as of April 9, 2020, among Phillips 66, as issuer, Phillips 66 Company, as guarantor, and U.S. Bank National Association, as trustee, in respect of senior debt securities of Phillips 66.

4.2	–	Form of the terms of the 2023 Notes, including the form of the 2023 Note.
4.3	–	Form of the terms of the 2025 Notes, including the form of the 2025 Note.
5.1	–	Opinion of Bracewell LLP.
23.1	–	Consent of Bracewell LLP (included in Exhibit 5.1 hereto).
104	–	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Dated: April 9, 2020	By:	/s/ Judith A. Vincent
Judith A. Vincent Vice President and Treasurer